Merrill Lynch Special Value Fund, Inc.
                        Supplement Dated November 9, 1998
                        To Prospectus Dated June 30, 1998


The disclosure set forth under "Fee Table" is modified as follows:

     (g) The Fund pays the Investment Adviser a fee at the annual rate of 0.75% of average daily net assets not exceeding $1 billion; 0.725% of average daily net assets exceeding $1 billion but not exceeding $1.5 billion; and 0.70% of average daily net assets exceeding $1.5 billion. See "Management of the Fund -- Management and Advisory Arrangements" -- page 20.


The disclosure set forth under "Management of the Fund -- Management and Advisory Arrangements" is modified as follows:


     The Investment Adviser receives monthly compensation at the annual rate of 0.75% of average daily net assets not exceeding $1 billion; 0.725% of average daily net assets exceeding $1 billion but not exceeding $1.5 billion; and 0.70% of average daily net assets exceeding $1.5 billion.


Code # 609282-0724ALL